Exhibit 99.1

HC2 PORTFOLIO COMPANY DBM GLOBAL INC. ANNOUNCES TRANSACTIONS DESIGNED TO CREATE COMPREHENSIVE PLATFORM TO DESIGN, BUILD AND MANAGE STRUCTURAL BUILDING PROJECTS

DBM Global to Acquire PDC Global Detailing and Building Information Modeling Business
and Global Steel and Rebar Detailing and BIM Firm BDS VirCon

New York, October 11, 2016 (GlobeNewswire) - HC2 Holdings, Inc. (“HC2”) (NYSE MKT: HCHC), a diversified holding company, announced today that its operating subsidiary DBM Global Inc. ("DBM Global"), a family of companies providing fully integrated structural and steel construction services, has entered into an agreement to acquire the detailing and Building Information Modeling (“BIM”) management business of PDC Global Pty Ltd. (“PDC”), a highly experienced global engineering design, detailing and 3D BIM Management company. DBM Global also announced that it has entered into a sales purchase agreement to acquire BDS VirCon, a leading global steel and rebar detailing and BIM firm. The transactions are expected to close during the fourth quarter of 2016. Financial terms were not disclosed.

PDC is a highly experienced global engineering design, detailing and 3D BIM management company. Since its establishment in 1972, PDC has grown from a team of three to a global company with more than 400 detailing and 3D BIM personnel across offices in Australia, the Philippines and North America. The company has 40 years of experience in the resources, commercial and utilities sectors and has built its reputation on listening to clients, being responsive to their needs, being innovative, delivering relevant solutions and creating ongoing partnerships.

“Through the acquisition of PDC’s detailing and BIM lines of business, which will operate under the name PDC Operations (Australia) Pty Ltd, and of BDS VirCon, DBM Global now provides a uniquely comprehensive set of services to design, build and manage steel construction projects,” said Rustin Roach, President and Chief Executive Officer of DBM Global. "We are pleased to welcome our new colleagues around the world. Together, we are creating a synergistic platform of companies that offer structural building solutions for our clients inclusive of design services, BIM and virtual construction services, fabrication and erection services, as well as asset management solutions for building owners. By growing and diversifying our scope of services, we are able to offer a much larger total value proposition to our customers, which in turn, strengthens our ability to continue driving value for our shareholders.”

“Under the new DBM Global brand, we are assembling a set of complementary businesses that offer more diverse, value-added services to assist clients on complex and sophisticated projects,” said Philip Falcone, HC2’s Chairman, Chief Executive Officer and President. “The acquisitions of the PDC detailing and BIM business and BDS Vircon exemplify how HC2 intends to continue growing the top line at DBM Global, which we believe could be a $1 billion revenue company over the next three to five years.”

By investing in the technology side of construction and bringing together two of the premier businesses in the space, DBM Global is better aligned to play a more decisive role in using technology to improve the way projects are designed, coordinated, and ultimately built.

"Today is an important day in the history of our company,” said Martyn Weir, Chief Executive Officer of PDC. “We believe this transaction will significantly benefit our business in many ways, including an enhanced relationship network that will help foster overall growth. We offer a unique BIM management and modelling service that provides significant value to our customers and believe the transaction will allow us to further accelerate these services going forward."

BDS VirCon is a leading global steel and rebar detailing and BIM firm with a long track record of iconic buildings in the U.S., Australia and the U.K. The company’s model can be used as the “information center” of a project by consolidating models from other trades and enabling architects, engineers and sub-contractors to interact and collaborate during the design, engineering and construction phases.

“We are pleased to be joining the DBM Global family and look forward to working with our new colleagues on exciting projects for clients,” said Vinod Muthanna, Chairman and Chief Executive Officer of BDS VirCon. “We believe this transaction will greatly enhance our presence in the U.S. and help us market our technology and services to an expanded client base.”

DBM Global also announced today that it has completed its formal brand launch, which was initially announced on September 15, 2016. As part of its rebranding, DBM Global began trading over the counter under the new ticker “DBMG”. This change became effective on October 5, 2016. In alignment with the rebranding, DBM Global launched a new website, which can be accessed at http://www.dbmglobal.com.

About HC2

HC2 Holdings, Inc. is a publicly traded (NYSE MKT:HCHC) diversified holding company, which seeks opportunities to acquire and grow businesses that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for all stakeholders. HC2 has a diverse array of operating subsidiaries across seven reportable segments, including Manufacturing, Marine Services, Utilities, Telecommunications, Life Sciences, Insurance and Other. HC2's largest operating subsidiaries include Schuff International, Inc., a leading structural steel fabricator and erector in the United States, and Global Marine Systems Limited, a leading provider of engineering and underwater services on submarine cables. Founded in 1994, HC2 is headquartered in New York, New York.

About DBM Global Inc.

DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions. The Company offers integrated steel construction services from a single source and professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management, and state-of-the-art steel management systems. Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation, and international projects. When the transactions have been completed, the Company, which is headquartered in Phoenix, Arizona, will have operations in United States, Australia, Canada, India, New Zealand, Panama, Philippines, Singapore, Thailand and the United Kingdom.

Cautionary Statement Regarding Forward-Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this press release include without limitation statements regarding our expectation regarding building shareholder value.  Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

For information on HC2 Holdings, Inc., please contact:

Andrew G. Backman
Managing Director
Investor Relations & Public Relations
abackman@hc2.com
212-339-5836